Island Stock Transfer 15500 Roosevelt Blvd, Suite 301 Clearwater, FL 33760 T: 1.727.289.0010 F: 1.727.289.0069 info@islandstocktransfer.com

LETTER OF TRANSMITTAL

TIME IS CRITICAL. IF YOU WISH TO TENDER YOUR SHARES, PLEASE READ, COMPLETE AND RETURN YOUR INSTRUCTIONS PROMPTLY IN ACCORDANCE WITH THE ENCLOSED INSTRUCTIONS.

This Letter of Transmittal may be used to tender only with respect to certain shares of common stock, par value $0.001 per share (“MJ common stock”), of MJ Holdings, Inc. (“MJ”), you hold.

The deadline for submitting Letters of Transmittal is 12:00 midnight, New York City time, at the end of the day on January 9, 2017, unless the exchange offer is extended or terminated. Letters of Transmittal must be RECEIVED by Island Stock Transfer (the “Exchange Agent”) no later than 12:00 midnight, New York City time, on January 9, 2017.

TO TENDER YOUR SHARES

If you choose to tender your shares, either Stock Certificates listed below and/or Shares Held Electronically as outlined at the bottom of this front page, then please complete the instructions, sign and return this Letter of Transmittal in the envelope provided along with your original certificate(s), if applicable.

Your MJ Stock Certificates:

Locate the listed certificates.

Certificate Numbers	Shares	Certificate Numbers	Shares

You hold more than 6 certificates, not all certificates can be listed on this form.
Other Certificate Total	Total Certificated Shares	Shares Held Electronically	Total Shares

Complete the box(es) below to receive common shares, par value $0.001 per share (“MJRE Shares”), of MJ Real Estate Partners LLC (“MJRE”), as further described in the Prospectus, dated November 22, 2016 (the “Prospectus”), in exchange for shares of MJ common stock that are validly tendered and not validly withdrawn.

This Letter of Transmittal relates to the offer by MJ to exchange (the “exchange offer”) up to 14,027,939 MJRE Shares of MJ Real Estate Partners LLC (“MJRE”) in the aggregate for outstanding shares of common stock of MJ (“MJ common stock”) that are validly tendered and not validly withdrawn prior to the expiration of the exchange offer, at an exchange ratio of ONE (1) MJRE unit stock for each ONE (1) share of MJ common stock tendered, upon the terms and subject to the conditions set forth herein and in the Prospectus. The exchange offer and related withdrawal rights will expire at 12:00 midnight, New York City time, at the end of the day on January 9, 2017, unless extended or terminated in accordance with applicable law and the terms of the exchange offer. The term “expiration date” as used herein means the latest time and date at which the exchange offer, whether or not extended, will expire.

Although MJ has mailed the Prospectus to the extent required by U.S. law, including to shareholders located outside the United States, the Prospectus is not an offer to buy, sell or exchange and it is not a solicitation of an offer to buy or sell any shares of MJ common stock, in any jurisdiction in which such offer, sale or exchange is not permitted. Countries outside the United States generally have their own legal requirements that govern securities offerings made to persons residing in those countries and often impose stringent requirements about the form and content of offers made to the general public. MJ has not taken any action under non-U.S. regulations to facilitate a public offer to exchange the shares of MJ common stock outside the United States. Accordingly, the ability of any non-U.S. person to tender shares of MJ common stock in the exchange offer will depend on whether there is an exemption available under the laws of such person’s home country that would permit the person to participate in the exchange offer without the need for MJ to take any action to facilitate a public offering in that country or otherwise. For example, some countries exempt transactions from the rules governing public offerings if they involve persons who meet certain eligibility requirements relating to their status as sophisticated or professional investors. Non-U.S. shareholders should consult their advisors in considering whether they may participate in the exchange offer in accordance with the laws of their home countries and, if they do participate, whether there are any restrictions or limitations on transactions in the shares of MJ common stock or that may apply in their home countries. None of MJ, MJRE, the Exchange Agent or the information agent can provide any assurance about whether such limitations may exist.

MARK THE BOX BELOW UNDER STOCK ELECTION TO PARTICIPATE IN THE OFFER

STOCK ELECTION

1.	[ ]	Mark this box to make a stock election with respect to ALL of your MJ common shares. If you select this option, please DO NOT fill in the box to the right

2.	[ ]	Mark this box to elect to make a stock election with respect to the following amount of your MJ common shares Please fill in the number of your MJ common shares for which you would like to make a stock election in the box to the right.	___ ___ ____ ____ ____ ____

Lost or Destroyed Certificate(s)

If your certificate(s) representing shares of MJ common stock have been mutilated, destroyed, lost or stolen and you wish to tender your shares, please see instruction 11 of the enclosed Instruction Booklet for further information regarding the requirements for replacement of the certificate(s). Replacement shares will be issued in book-entry form via Direct Registration Shares. You may be asked to post a surety bond for your lost shares of MJ common stock. Your shares of MJ common stock will not be included in the exchange offer unless you satisfy the requirements for replacement of your lost or destroyed certificate(s).

SIGNATURE(S) REQUIRED. Signature of Registered Holder(s) or Agent

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on the front of this form. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation in a fiduciary or representative capacity, or other person, please set forth full title. Please refer to the section entitled “Signature Guarantees” in the Instruction Booklet to the Letter of Transmittal.

By signing below, I represent and warrant as follows:

(1) I have full power and authority to surrender the shares of MJ common stock represented by the stock certificate(s) surrendered herewith or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. I own the shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities and Exchange Act of 1934, as amended, I will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent to be appropriate or necessary to complete the surrender and exchange of my shares of MJ common stock.

(2) I understand that neither surrender nor an election is made in acceptable form until receipt by the Exchange Agent of this Letter of Transmittal, duly completed and manually signed, together with any stock certificate(s) representing shares of MJ common stock and all accompanying evidences of authority. I agree that all questions as to validly, form and eligibility of any surrender of the shares of MJ common stock will be determined by the Exchange Agent.

(3) I understand that, pending the completion of the exchange offer, I may not and shall not sell or otherwise transfer the shares of MJ common stock subject to this Letter of Transmittal unless the exchange offer is terminated or I properly revoke this election prior to the expiration date.

(4) I acknowledge that, until I properly surrender the certificate(s) representing the shares of MJ common stock to which this Letter of Transmittal relates or properly transfer such shares of MJ common stock in book-entry form, I will not receive any consideration issuable or payable in connection with the exchange offer. Delivery of such certificate(s) will be effected, and risk of loss and title to such certificate(s) will pass, only upon proper delivery thereof to the Exchange Agent in the appropriate manner to one of the addresses listed in the Information Booklet to the Letter of Transmittal.

Sign and provide your tax ID number on the IRS Form W-9 (or sign and provide the appropriate IRS Form W-8 if you are a non-U.S. stockholder, a copy of which can be obtained at www.irs.gov). Please see “Important U.S. Federal Tax Information” included in the “Instruction Booklet to the Letter of Transmittal”.

Signature of owner	Signature of co-owner, if any
Area Code/Phone Number

SIGNATURE(S) GUARANTEED (IF REQUIRED)

Unless the shares were tendered by the registered holder(s) of the stock or for the account of a member of an Eligible Institution, your signature(s) must be guaranteed by an Eligible Institution.

Medallion Guarantee (if required)

Name of Firm

Address of Firm – Please Print

SPECIAL TRANSFER INSTRUCTIONS

To be completed ONLY if the shares and/or cash in lieu of fractional shares are to be registered in the name of someone other than the undersigned. All changes in registration require a Medallion Signature Guarantee. Joint registrations must include the form of tenancy. Custodial registrations must include the name of the Custodian (only one). Trust account registrations must include the names of all current acting trustees and the date of the trust agreement.

Name:
(PLEASE TYPE OR PRINT)

Address:

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(SEE FORM W-9 INCLUDED HEREIN)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the shares and/or cash in lieu of for fractional shares are to be mailed or sent to someone other than the undersigned or to the undersigned at an address other than that designated above in the Letter of Transmittal.

Name:
(PLEASE TYPE OR PRINT)

Address:

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

Instruction Booklet

to the

Letter of Transmittal for the

OFFER TO EXCHANGE

Shares of Common Stock of

MJ HOLDINGS, INC.

for Shares of Common Shares of

MJ REAL ESTATE PARTNERS LLC

Pursuant to the Prospectus dated November 22, 2016

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON JANUARY 9, 2017, UNLESS THE OFFER IS EXTENDED OR TERMINATED. SUCH DATE OR, IF THE OFFER IS EXTENDED, THE DATE UNTIL WHICH THE OFFER IS EXTENDED, IS REFERRED TO IN THIS DOCUMENT AS THE “EXPIRATION DATE.” SHARES OF MJ COMMON STOCK TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

This Instruction Booklet to the Letter of Transmittal provides information and instructions on how to properly complete the Letter of Transmittal. We urge you to read this Instruction Booklet and the Prospectus dated November 22, 2016 (the “Prospectus”). After carefully reading these materials, please complete the enclosed Letter of Transmittal and return it to the Exchange Agent at one of the addresses listed below. You should complete the Letter of Transmittal only if you hold shares of common stock of MJ Holdings, Inc. (“MJ”) in certificated form or in uncertificated form registered directly in your name in MJ’s share register.

The Information Agent for the Exchange Offer is:

MJ Holdings, Inc.

4141 NE 2 Ave #204-A

Miami, FL 33137

(305) 455-1800 Phone

(305) 455-1805 Fax

The Exchange Agent for the Exchange Offer is:

By Mail:
Island Stock Transfer 15500 Roosevelt Blvd, Suite 301 Clearwater, FL 33760

By Facsimile:

(727) 289-0069

To Confirm By Phone ONLY:

(727) 289-0010

IMPORTANT—PLEASE READ THIS INSTRUCTION BOOKLET CAREFULLY BEFORE COMPLETING THE ENCLOSED LETTER OF TRANSMITTAL

Ladies and Gentlemen:

Reference is made to the prospectus, dated November 22, 2016 (the “Prospectus”), the enclosed Letter of Transmittal and this Instruction Booklet to the Letter of Transmittal (this “Instruction Booklet”), which, together with any amendments or supplements thereto or hereto, constitute the offer to exchange (the “exchange offer”) by MJ Holdings, Inc., a Nevada corporation (“MJ”), of up to

14,027,939 shares representing membership interests (“MJRE Shares”) of MJ Real Estate Partners, a Florida Limited liability company (“MJRE”), in the aggregate for outstanding shares of common stock of MJ (“MJ common stock”) that are validly tendered and not validly withdrawn prior to the expiration of the exchange offer, at an exchange ratio of ONE (1) MJRE unit stock for each ONE (1) share of MJ common stock tendered, upon the terms and subject to the conditions set forth herein and in the Prospectus. The exchange offer and related withdrawal rights will expire at 12:00 midnight, New York City time, at the end of the day on January 9, 2017, unless extended or terminated in accordance with applicable law and the terms of the exchange offer. The term “expiration date” as used herein means the latest time and date at which the exchange offer, whether or not extended, will expire.

Upon the terms and subject to the conditions of the exchange offer, by executing the Letter of Transmittal, I hereby irrevocably appoint MJ’s designees as my attorneys-in-fact and proxies, each with full power of substitution, to the full extent of my rights with respect to my shares of MJ common stock tendered and accepted for exchange by MJ and with respect to any and all other shares of MJ common stock and other securities issued or issuable in respect of the shares of MJ common stock on or after the expiration of the exchange offer. That appointment is effective when and only to the extent that MJ deposits the shares of MJRE units for the shares of MJ common stock that I have tendered with Island Stock Transfer (the “Exchange Agent”). All such proxies shall be considered coupled with an interest in the tendered shares of MJ common stock and therefore shall not be revocable. Upon the effectiveness of such appointment, all prior proxies that I have given will be revoked and I may not give any subsequent proxies (and, if given, they will not be deemed effective). MJ’s designees will, with respect to the shares of MJ common stock for which the appointment is effective, be empowered, among other things, to exercise all of my voting and other rights as they, in their sole discretion, deem proper. MJ reserves the right to require that, in order for shares of MJ common stock to be deemed validly tendered, immediately upon MJ’s acceptance for exchange of those shares of MJ common stock, MJ must be able to exercise full voting rights with respect to such shares.

In connection with the exchange offer and my tender of shares of MJ common stock, by executing the Letter of Transmittal, I hereby represent and warrant to MJ that:

(i) I have full power and authority to tender, sell, assign and transfer the shares that I have tendered;

(ii) when MJ accepts such shares for exchange pursuant to the exchange offer, MJ will acquire good, marketable and unencumbered title to such shares, free and clear of all liens, restrictions, changes and encumbrances and not subject to any adverse claims;

(iii) (a) I have a net long position equal to or greater than the amount of (1) shares of MJ common stock tendered or (2) other securities immediately convertible into or exchangeable or exercisable for the shares of MJ common stock tendered and I will acquire such shares for tender by conversion, exchange or exercise; and (b) I will cause such shares to be delivered in accordance with the terms of the Prospectus;

(iv) my participation in the exchange offer and tender of such shares complied with Rule 14e-4 and the applicable laws of both the jurisdiction where I received the materials relating to the exchange offer and the jurisdiction from which the tender is being made; and

(v) FOR NON-U.S. PERSONS: I acknowledge that MJ has advised me that it has not taken any action under the laws of any country outside the United States to facilitate a public offer to exchange MJ common stock or MJRE units in that country; that there may be restrictions that apply in other countries, including with respect to transactions in MJ common stock or MJRE units in my home country; that, if I am located outside the United States, my ability to tender MJ common stock in the exchange offer will depend on whether there is an exemption available under the laws of my home country that would permit me to participate in the exchange offer without the need for MJ or MJRE to take any action to facilitate a public offering in that country or otherwise; that MJ will rely on my representation that my participation in the exchange offer is made pursuant to and in compliance with the applicable laws in the jurisdiction in which I am resident or from which I am tendering my shares and in a manner that will not require MJ or MJRE to take any action to facilitate a public offering in that country or otherwise; and that MJ will rely on my representations concerning the legality of my participation in the exchange offer in determining to accept any shares that I am tendering for exchange.

By executing the Letter of Transmittal, I will, upon request, execute and deliver any further documents that either the Exchange Agent or MJ deems to be necessary or desirable to complete the sale, assignment and transfer of the shares I have tendered, and all authority I have conferred or agreed to confer in the Letter of Transmittal and all of my obligations hereunder shall be binding upon my successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives, and shall survive and not be affected by my death or incapacity.

INSTRUCTIONS

Forming Part of the Terms and Conditions of this Exchange Offer

IMPORTANT: IN ORDER FOR YOU TO PARTICIPATE IN THE EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE, ON OR BEFORE 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON THE EXPIRATION DATE OF THE EXCHANGE OFFER, (A)(I) SHARE CERTIFICATES REPRESENTING ALL TENDERED SHARES OF MJ COMMON STOCK, (OTHER THAN DIRECT REGISTRATION SHARES) IN PROPER FORM FOR TRANSFER OR (II) WITH RESPECT TO SHARES DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, CONFIRMATION OF A BOOK-ENTRY TRANSFER OF THOSE SHARES IN THE EXCHANGE AGENT’S ACCOUNT AT DTC (A “DTC CONFIRMATION”); (B) THE LETTER OF TRANSMITTAL OR, IN THE CASE OF SHARES DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE; AND (C) ANY OTHER REQUIRED DOCUMENTS.

1. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If the Letter of Transmittal is signed by the registered holder(s) of the shares of MJ common stock tendered thereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration or as reflected on the Letter of Transmittal for shares of MJ common stock in uncertificated form registered directly in MJ’s share register (“Direct Registration Shares”), without alteration, enlargement or any change whatsoever. If any of the shares of MJ common stock tendered by the Letter of Transmittal are held of record by two or more joint owners, each such owner must sign the Letter of Transmittal.

If any of the shares of MJ common stock tendered by the Letter of Transmittal are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If the Letter of Transmittal or any share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and must submit to the Exchange Agent proper evidence satisfactory to MJ of the authority of such person to so act. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment and a signature guarantee (as defined in Instruction 2).

If the Letter of Transmittal is signed by the registered holder(s) of the shares of MJ common stock listed and transmitted thereby, no endorsements of share certificates or separate stock powers are required.

If the certificate(s) of MJ common stock or Direct Registration Shares are registered in the name of a person other than the person who signs the Letter of Transmittal, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the face of the certificates or as reflected on the Letter of Transmittal for Direct Registration Shares without alteration, enlargement or any change whatsoever, with the signature(s) on the certificates or stock powers guaranteed by an Eligible Institution (as defined below in Instruction 2).

2. Signature Guarantees. All signatures on the Letter of Transmittal must be guaranteed by a firm which is a member in good standing of the Securities Transfer Agents Medallion Program or by an eligible guarantor institution (as defined in Rule 17Ad-15 under the Exchange Act) (each of the foregoing, an “Eligible Institution”), unless (a) the Letter of Transmittal is signed by the registered holder(s) of shares of MJ common stock tendered therewith, and such holder(s) has (have) not completed the “Special Transfer Instructions” or “Special Delivery Instructions,” as applicable, enclosed with the Letter of Transmittal or (b) such shares of MJ common stock are tendered for the account of an Eligible Institution. Holders of MJ common stock may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signature on such documents may also need to be guaranteed. See Instruction 1.

3. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. The Letter of Transmittal shall be used (i) if you are tendering certificated shares and share certificates are forwarded with the Letter of Transmittal or pursuant to a Notice of Guaranteed Delivery, or (ii) if Direct Registration Shares registered in your name are to be tendered. In either of these cases, you must return an original executed copy of the Letter of Transmittal to the Exchange Agent to one of the addresses set forth at the end of this Instruction Booklet. However, as more fully described in Instruction 4 below, you may use a facsimile transmission to tender shares via a Notice of Guaranteed Delivery.

Please do not send any share certificates, Letters of Transmittal or other documents directly to MJ, MJRE, the Information Agent or any of the dealer managers. The Exchange Agent must receive, on or before the expiration date of the exchange offer at one of its addresses set forth herein (and subject to the possibility of delivering a Notice of Guaranteed Delivery):

(i) (a) share certificates representing all tendered shares of MJ common stock (other than any Direct Registration Shares), in proper form for transfer; or (b) in the case of shares delivered by book-entry transfer through DTC, a DTC Confirmation);

(ii) a Letter of Transmittal for shares of MJ common stock, properly completed and duly executed (including any signature guarantees that may be required) or, in the case of shares delivered by book-entry transfer through DTC, an agent’s message (as defined below); and

(iii) any other required documents (whether required by the Letter of Transmittal or otherwise).

A properly completed and duly executed Letter of Transmittal must accompany each delivery of shares to the Exchange Agent (whether such shares are certificated or in uncertificated Direct Registration Shares).

THE METHOD USED TO DELIVER THE SHARE CERTIFICATES OF SHARES OF MJ COMMON STOCK AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS IS NOT EFFECTIVE AND RISK OF LOSS OF THE SHARES DOES NOT PASS TO THE EXCHANGE AGENT UNTIL THE EXCHANGE AGENT RECEIVES SUCH DOCUMENTS (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE AND A DTC CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by executing the Letter of Transmittal or causing an agent’s message and a DTC Confirmation to be delivered, waive any right to receive any notice of the acceptance of their shares of MJ common stock for exchange.

All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of a tender of shares of MJ common stock will be determined by MJ in its sole discretion. MJ may delegate such power in whole or in part to the Exchange Agent. A valid tender will not be deemed to have been made until all defects and irregularities have been cured or waived, but MJ reserves the right to waive any irregularities or defects in the tender of any shares of MJ common stock. Any such determinations may be challenged in a court of competent jurisdiction.

If you hold MJ common stock through a broker, dealer, commercial bank, trust company, custodian or similar institution, you should not use the Letter of Transmittal to direct the tender of your shares, but instead should follow the instructions sent to you by that institution. That institution must notify DTC and cause it to transfer the shares into the Exchange Agent’s account in accordance with DTC procedures. If that institution holds shares of MJ stock through DTC, it must also ensure that the Exchange Agent receives a DTC Confirmation and an agent’s message from DTC confirming the book-entry transfer of your shares of MJ common stock. The term “agent’s message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the shares that are the subject of the accompanying DTC Confirmation that

(i) such participant has received and agrees to be bound by the terms of the Letter of Transmittal and the related Instruction Booklet and (ii) MJ may enforce such agreement against the participant.

4. Notice of Guaranteed Delivery. Shareholders (i) whose share certificates are not immediately available; (ii) who cannot comply with the procedures for book-entry transfer on a timely basis; or (iii) who cannot deliver shares or other required documents to the Exchange Agent on or before the expiration date of the exchange offer may still tender their shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure described in the Prospectus under “The Exchange Offer—Procedures for Tendering.” Those procedures require that:

1. such tender must be made by or through an Eligible Institution;

2. on or before the expiration date of the exchange offer, the Exchange Agent must receive a properly completed and duly executed Notice of Guaranteed Delivery (substantially in the form provided by MJ); and

3. by no later than 5:00 p.m., New York time, on the third New York Stock Exchange trading day after the date of execution of such Notice of Guaranteed Delivery, the Exchange Agent must receive

(i) share certificates representing all tendered shares of MJ common stock, in proper form for transfer or (B) with respect to shares delivered by book-entry transfer through DTC, a DTC Confirmation,

(ii) a letter of transmittal for shares of MJ common stock, properly completed and duly executed (including any signature guarantees that may be required) or, in the case of shares delivered by book-entry transfer through DTC, an agent’s message and

(iii) any other required documents whether required by the Letter of Transmittal or otherwise.

Registered shareholders (including any participant in DTC whose name appears on a security position listing of DTC as the owner of shares of MJ common stock) may transmit the Notice of Guaranteed Delivery by facsimile transmission or mail it to the Exchange Agent. If you hold shares of MJ common stock through a broker, dealer, commercial bank, trust company, custodian or similar institution, that institution must submit any Notice of Guaranteed Delivery on your behalf. You must, in all cases, include a Medallion guarantee by an eligible institution in the form set forth in the Notice of Guaranteed Delivery.

5. Partial Tenders (Applicable Only to Persons Tendering Certificated Shares). If you are tendering fewer than all of the shares of MJ common stock evidenced by any share certificate you deliver to the Exchange Agent, you must check the applicable box and fill in the number of shares that you are tendering in the space provided on the second page of the Letter of Transmittal. In such cases, promptly after the expiration of the exchange offer, the Exchange Agent will credit the remainder of the shares of MJ common stock that were evidenced by the certificate(s) but not tendered, to a Direct Registration Share account in the name of the registered holder(s) maintained by MJ’s transfer agent, unless otherwise provided below in Instruction 8 hereto. Unless you indicate otherwise, all of the shares of MJ common stock represented by share certificates delivered to the Exchange Agent will be deemed to have been tendered. No share certificates are expected to be delivered to you, including in respect of any shares delivered to the Exchange Agent that were previously in certificated form.

6. Inadequate Space. If the space provided in the Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares of MJ common stock and any other required information should be listed on a separate schedule and attached to the Letter of Transmittal. Each page of such schedule should be separately signed in the same manner as the Letter of Transmittal is signed.

7. Special Issuance and Delivery Instructions. If (i) a check for cash in lieu of fractional shares of MJRE units or units of MJRE are to be issued in the name of, and/or shares of MJ common stock not tendered or not accepted for exchange are to be issued or returned to, a person other than the signer(s) of the Letter of Transmittal; or (ii) a check is to be mailed to a person other than the signer(s) of the Letter of Transmittal or to an address other than that shown in the box on the first page of the Letter of Transmittal, then the appropriate instructions in the “Special Transfer Instructions” and “Special Delivery Instructions,” as applicable, enclosed with the Letter of Transmittal should be completed. In the case of payment to or issuance in the name of a person other than the registered holder, satisfactory evidence of the payment of transfer taxes or exemption therefrom must be satisfied. If no instructions are given, shares of MJ common stock not tendered or not accepted in the exchange offer and/or MJRE units will be credited in book-entry form in a book-entry share account, in the name of the registered holder maintained by MJ’s transfer agent.

With respect to any shares tendered through DTC, a MJ shareholder may request that shares not exchanged be credited to a different account maintained at DTC by providing the appropriate instructions pursuant to DTC’s applicable procedures. If no such instructions are given, all such shares not accepted will be returned by crediting the same account at DTC as the account from which such shares were delivered.

Physical certificates representing shares of MJRE units will not be issued pursuant to the exchange offer. Rather than issuing physical certificates for such shares to tendering shareholders, the Exchange Agent will cause shares of MJRE units to be credited in book-entry form to direct registered accounts maintained by MJRS’s transfer agent for the benefit of the respective holders (or, in the case of shares tendered through DTC, to the account of DTC so that DTC can credit the relevant DTC participant and such participant can credit its respective account holders). Promptly following the crediting of shares to your respective direct registered account, you will receive a statement from MJRE’s transfer agent evidencing your holdings, as well as general information on the book-entry form of ownership.

8. Requests for Assistance or Additional Copies. You may direct any questions or requests for assistance to the Information Agent at its telephone number and address set forth on the first page of this Instruction Booklet, or to your broker, dealer, commercial bank, trust company, custodian or similar institution. You may obtain additional copies of the Prospectus, the Letter of Transmittal, this Instruction Booklet, the Notice of Guaranteed Delivery, the form of Notice of Withdrawal and other exchange offer materials from the Information Agent at MJ’s expense.

9. Backup Withholding. In order to avoid U.S. federal “backup withholding” at a rate of 28 percent with respect to cash received in exchange for fractional shares pursuant to the exchange offer, each holder submitting shares of MJ common stock in the exchange offer, or such holder’s assignee (in either case, the “Payee”), must provide the Exchange Agent with the Payee’s correct Taxpayer Identification Number (“TIN”), generally the shareholder’s social security or federal employer identification number, on the Form W-9, which is provided in the Letter of Transmittal or, alternatively, must establish another basis for exemption from backup withholding. A Payee must cross out item (2) under Part II (Certification) of the Form W-9 if such Payee has been notified by the IRS that such Payee is currently subject to backup withholding because of underreporting interest or dividends on such Payee’s tax return. In addition to potential penalties, failure to provide the correct information on the Form W-9 may subject the Payee to 28% federal backup withholding on any cash payments made to such Payee pursuant to the exchange offer. If the Payee has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Payee should write “Applied For” in the space for the TIN and sign and date the Form W-9. If “Applied For” is written in the space for the TIN and the Exchange Agent is not provided with a

TIN by the time of payment, the Exchange Agent will withhold 28% from any cash payments made to such Payee. A Payee that is not a U.S. person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN, W-8BEN-E, Form W-8ECI, Form W-8EXP or Form W-8IMY, as applicable (which can be obtained from the Internal Revenue Service (the “IRS”) website http://www.irs.gov or by contacting the Exchange Agent) signed under penalty of perjury, attesting to that Payee’s exempt status.

Please see “Important U.S. Federal Tax Information” below.

10. Lost, Stolen, Mutilated or Destroyed Certificates. If any certificate(s) representing your shares of MJ common stock have been lost, stolen, mutilated or destroyed, and you wish to tender these shares, you will need to contact Island Stock Transfer, the transfer agent for MJ, at (727) 289-0010 for instructions as to obtaining an Affidavit of Loss. The executed Affidavit of Loss will then be required to be submitted together with this completed Letter of Transmittal in order to tender your shares of MJ common stock. In certain circumstances, you may be required to pay a fee. In addition, a bond may be required to be posted by you to secure against the risk the certificates may be subsequently re-circulated. You are urged to contact Computershare immediately in order to receive further instructions, to permit timely processing of this documentation, and for a determination as to whether you will need to pay a fee or post a bond.

11. Withdrawal. You may withdraw your previously tendered Shares of MJ common stock at any time before 12:00 midnight, New York City time, at the end of the day on the expiration date of the exchange offer and, unless MJ has previously accepted them pursuant to the exchange offer, such shares may also be withdrawn at any time after the expiration of 40 business days from the commencement of the exchange offer. Once MJ accepts shares of MJ common stock pursuant to the exchange offer, any tendering MJ shareholders’ tender is irrevocable. In order to withdraw your shares, you must provide a written Notice of Withdrawal or facsimile transmission of Notice of Withdrawal to the Exchange Agent, at one of its addresses or fax numbers, respectively, set forth on the back cover of the Prospectus. That notice must include your name and the number of shares of MJ common stock to be withdrawn and, if it is different from that of the person who tendered those shares, the name of the registered holder. MJ has provided to registered holders a form of Notice of Withdrawal, which you may use to withdraw your shares. You may obtain additional forms of Notices of Withdrawal from the information Agent.

If certificates have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the serial numbers of the particular certificates evidencing the shares withdrawn must also be furnished to the Exchange Agent, as stated above, in order for you to receive certificates in return for any withdrawn shares. If shares have been tendered pursuant to the procedures for book-entry tender through DTC, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn shares and must otherwise comply with DTC’s procedures.

If you hold your shares through a broker, dealer, commercial bank, trust company, custodian or similar institution, you should consult that institution on the procedures you must comply with and the time by which such procedures must be completed in order for that institution to provide a written Notice of Withdrawal or facsimile Notice of Withdrawal to the exchange agent on your behalf before 12:00 midnight, New York City time, at the end of the day on the expiration date of the exchange offer. If you hold your shares through such an institution, that institution must deliver the Notice of Withdrawal with respect to any shares you wish to withdraw. In such a case, as a beneficial owner and not a registered shareholder, you will not be able to provide a Notice of Withdrawal for such shares directly to the Exchange Agent.

Any shares of MJ common stock validly withdrawn will be deemed not to have been validly tendered for purposes of the exchange offer.

However, you may re-tender withdrawn shares of MJ common stock by following one of the procedures described in the Prospectus under “The Exchange Officer—Procedures for Tendering” at any time prior to the expiration of the exchange offer.

12. Waiver of Conditions. MJ reserves the absolute right in its sole discretion, subject to applicable law, to waive any of the specified conditions, in whole or in part, to the exchange offer at any time, other than the conditions relating to the absence of an injunction and the effectiveness of the registration statement for MJRE units to be distributed in the exchange offer.

13. Irregularities. MJ reserves the absolute right to reject any and all tenders of shares of MJ common stock that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of its counsel, be unlawful. MJ also reserves the absolute right to waive any of the conditions of the exchange offer or any defect or irregularity in the tender of any shares of MJ common stock. No tender of shares of MJ common stock is valid until all defects and irregularities in tenders of such shares have been cured or waived. None of MJ, MJRE, the Exchange Agent, the Information Agent or any other person is or will be, under any duty to give notice of any defects or irregularities in the tender of MJ common stock and none of them will incur any liability for failure to give any such notice.

MJ will make all determinations regarding the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of MJ common stock and any notice of withdrawal in its sole discretion. MJ’s determinations and interpretations of the terms and conditions of this exchange offer (including the Letter of Transmittal and the instructions contained in this Instructional Booklet) may be challenged in a court of competent jurisdiction.

IMPORTANT U.S. FEDERAL TAX INFORMATION

Each Payee is required to provide its correct Taxpayer Identification Number (“TIN”) on the Form W-9, which is included in the Letter of Transmittal, and to certify under penalties of perjury that such number is correct, or otherwise establish a basis for exemption from backup withholding. For instructions as to the proper TIN to be provided, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Form W-9” (the “Guidelines”). If the Payee does not provide its correct TIN or an adequate basis for an exemption, such Payee may be subject to a penalty imposed by the IRS and backup withholding in an amount equal to 28% of any cash payment made to the holder with respect to MJ common stock tendered in connection with the exchange offer.

Backup withholding is not an additional tax. Rather, any amount of tax withheld will be credited against the tax liability of the person subject to the withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

To prevent backup withholding, each Payee that is a U.S. person (including a U.S. resident alien), as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations, must provide (i) its correct TIN by completing the Form W-9 included in the Letter of Transmittal, certifying, under penalties of perjury, (x) that the TIN provided is correct (or that such Payee is awaiting a TIN), (y) that the Payee is not subject to backup withholding because (A) the Payee is exempt from backup withholding, (B) the Payee has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified the Payee that it is no longer subject to backup withholding, and (z) that such Payee is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption. A holder must cross out item (2) under Part II (Certification) of the Form W-9 if such holder has been notified by the IRS that such holder is currently subject to backup withholding because of underreporting interest or dividends on such holder’s tax return.

If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for instructions on applying for a TIN, write “Applied For” in the space for the TIN and sign and date the Form W-9. If “Applied For” is written in the space for the TIN, 28% of any cash payment made to the holder with respect to MJ common stock tendered in connection with the exchange offer will be withheld unless a TIN is provided by the time payment is made.

If the shares of MJ common stock are in more than one name or are not in the name of the actual owner, please consult the Guidelines for information on which TIN to report.

Certain Payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt U.S. holders should indicate their exempt status on Form W-9. A holder that exchanges shares of MJ common stock in the exchange offer that is not a U.S. person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8EXP or IRS Form W-8IMY, as applicable, signed under penalties of perjury, attesting to such Payee’s exempt status. Non-U.S. persons may obtain the appropriate IRS Form W-8 from the IRS website (http://www.irs.gov) or by contacting the Exchange Agent.

FAILURE TO COMPLETE THE FORM W-9 INCLUDED IN THE LETTER OF TRANSMITTAL OR AN APPROPRIATE FORM W-8 MAY RESULT IN WITHHOLDING ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON FORM W-9

Guidelines for Determining the Proper Taxpayer Identification Number (“TIN”) to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor

4.	a. The usual revocable savings trust account (grantor is also trustee)	a. The grantor-trustee

	b. So-called trust account that is not a legal or valid trust under state law	b. The actual owner

5.	Sole proprietorship or disregarded entity owned by an individual	The owner

6.	Grantor trust filing under Optional Form 1099 Filing Method 1	The grantor

For this type of account:		Give the EMPLOYER IDENTIFICATION number of—
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	The legal entity

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of the public entity	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2	The trust

GUIDELINES FOR CERTIFICATION ON TAXPAYER IDENTIFICATION

NUMBER ON FORM W-9

Obtaining a Number

If you don’t have a TIN or you don’t know your number, obtain a Form SS-5, Application for a Social Security Card, a Form W-7, Application for IRS Individual Taxpayer Identification Number, or a Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

The Information Agent for the Exchange Offer is:

MJ Holdings, Inc.

4141 NE 2 Ave #204-A

Miami, FL 33137

305.455.1800 Phone

305.455.1805 Fax

The Exchange Agent for the Exchange Offer is:

By Mail:
Island Stock Transfer 15500 Roosevelt Blvd, Suite 301 Clearwater, FL 33760

T: 1.727.289.0010

F: 1.727.289.0069

info@islandstocktransfer.com

NOTICE OF WITHDRAWAL

To Withdraw

SHARES OF COMMON STOCK OF MJ HOLDINGS, INC.

Pursuant to the

OFFER TO EXCHANGE

Shares of Common Stock of

MJ HOLDINGS, INC.

for Shares of Common Shares of

MJ REAL ESTATE PARTNERS LLC

Pursuant to the Prospectus dated November 22, 2016

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON JANUARY 9, 2017, UNLESS THE OFFER IS EXTENDED OR TERMINATED. SUCH DATE OR, IF THE OFFER IS EXTENDED, THE DATE UNTIL WHICH THE OFFER IS EXTENDED, IS REFERRED TO IN THIS DOCUMENT AS THE “EXPIRATION DATE.” SHARES OF MJ HOLDINGS COMMON STOCK TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

The undersigned acknowledges receipt of the prospectus dated November 22, 2016 (the “Prospectus”) in connection with the offer by MJ Holdings, Inc. (“MJ”) to exchange (the “exchange offer”) up to 14,027,939 units (“MJRE unit”) of MJ Real Estate Partners LLC (“MJRE”) in the aggregate for outstanding shares of common stock of MJ (“MJ common stock”) that are validly tendered and not validly withdrawn.

Shares of MJ common stock tendered pursuant to the exchange offer may be withdrawn at any time before 12:00 midnight, New York City time, at the end of the day on the expiration date of the exchange offer and, unless MJ has previously accepted them pursuant to the exchange offer, may also be withdrawn at any time after the expiration of 40 business days from the commencement of the exchange offer. Once MJ accepts shares of MJ common stock pursuant to the exchange offer, your tender is irrevocable.

THIS NOTICE OF WITHDRAWAL IS TO BE USED ONLY TO WITHDRAW TENDERS OF SHARES OF MJ COMMON STOCK PURSUANT TO THE EXCHANGE OFFER.

To withdraw a tender, you must deliver this Notice of Withdrawal to the exchange agent (as defined below) at one of its addresses set forth at the end of this Notice of Withdrawal or by facsimile transmission at January 9, 2017 before 12:00 midnight, New York City time, at the end of the day on the expiration date of the exchange offer. See “The Exchange Offer—Withdrawal Rights” in the Prospectus. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

MJ COMMON STOCK TO BE WITHDRAWN
Certificated Shares
Share Certificate Number(s)	Number of Shares to be Withdrawn and Date(s) such Shares were Tendered

TOTAL NUMBER OF SHARES OF COMMON STOCK WITHDRAWN:
* If any shares of MJ common stock were tendered through The Depository Trust Company (“DTC”), please provide the DTC Participant Number. This form should only be used for withdrawals of shares delivered through DTC if the undersigned needs to withdraw shares on the final day of the exchange offer and withdrawal through DTC is no longer available. Otherwise, the DTC form of withdrawal should be used for such shares.

If you hold your shares through a broker, dealer, commercial bank, trust company, custodian or similar institution, that institution must deliver the notice of withdrawal with respect to any shares you wish to withdraw. In such a case, as a beneficial owner and not a registered stockholder, you will not be able to provide a notice of withdrawal for such shares directly to the exchange agent. You should consult the institution through which you hold your shares regarding the procedures you must comply with and the time by which such procedures must be completed in order for that institution to provide a written notice of withdrawal or facsimile notice of withdrawal to the exchange agent on your behalf before 12:00 midnight, New York City time, at the end of the day on the expiration date of the exchange offer.

USE THIS FORM ONLY IF YOU WISH TO WITHDRAW SHARES OF MJ COMMON STOCK PREVIOUSLY TENDERED. OTHERWISE, PLEASE DISREGARD.

This Notice of Withdrawal must be signed below by the registered holder(s) of the shares of MJ common stock withdrawn as its or their names appear on the registered stockholder account or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with the letter of transmittal used to tender such shares. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth the full title of such persons.

Name(s):

Name(s) of the registered holder(s) if different:

Account Number(s):

Signature(s):

Capacity (full title):

Address (including Zip Code):

Area Code and Telephone Number:

Tax Identification or Social Security No.:

Dated:

DTC Participant Number (applicable for shares tendered through DTC only):

If you wish to withdraw any tendered shares of MJ common stock, you must deliver this Notice of Withdrawal, before 12:00 midnight, New York City time, at the end of the day on the expiration date of the exchange offer, to the exchange agent at:

The exchange agent for the Exchange Offer is:

By Mail: Island Stock Transfer 15500 Roosevelt Blvd, Suite 301 Clearwater, FL 33760	By Facsimile: (727) 289-0069 To Confirm By Phone ONLY: (727) 289-0010

MJ will determine in its sole discretion questions as to the validity, form and eligibility (including time of receipt) of any notice of withdrawal, and its determination shall be final and binding. None of MJ, MJRE, the exchange agent, the information agent or any other person is under any duty to give notification of any defects or irregularities in any Notice of Withdrawal or will incur any liability for failure to give any such notification.